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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 19, 2003

                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                 1-2199
    (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

          7660 WOODWAY, SUITE 200
              HOUSTON, TEXAS                                  77063
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 6, 2002, we issued 3,500,000 shares of Series A 10% Cumulative Convertible Preferred Stock, (the "Preferred Stock"), to Energy Spectrum Partners, LP. ("Energy Spectrum") in connection with the acquisition (the "Strata Acquisition") from Energy Spectrum of substantially all of the common stock and preferred stock of Strata Directional Technology, Inc.

         In accordance with the Certificate of Designation, Preferences and Rights of the Preferred Stock (the "Certificate") the Preferred Stock is convertible into a number of shares of our common stock determined by dividing the "Liquidation Value" of the Preferred Stock, which is $1.00 per share, by the "Conversion Price" of the Preferred Stock. The Conversion Price was initially $0.75, but in accordance with the Certificate the Conversion Price was required to be reduced to an amount equal to 75% of the market price calculated in accordance with the Certificate, or $0.19.

         By letter agreement dated February 19, 2003, a copy of which is attached as an exhibit to this Form 8-K, Energy Spectrum agreed to set the Conversion Price at $0.50, to vote for an amendment to our Certificate of Incorporation to reflect the amended Conversion Price, and that prior to the amendment of the Company's Certificate of Incorporation if any Preferred Stock is converted into our common stock the Conversion Price for such conversion shall be $0.50. The letter agreement reduces the number of shares of common stock into which the Preferred Stock is convertible to 7,000,000 shares.

         The Conversion Price is subject to adjustment pursuant to Section 11 of Certificate in the event of a stock split, stock dividend, reclassification, or similar event, or in the event any other distribution is made in respect of our common stock. Section 11 also provides that in the event we sell shares of our common stock for less than the Conversion Price, the Conversion Price will be reduced to such sales price.

         In connection with the Strata Acquisition, we issued to Energy Spectrum a warrant to purchase 437,500 shares of our common stock at an exercise price of $0.15 per share, and we agreed that if we did not redeem all but one share of the Preferred Stock on or prior to February 6, 2003, we would issue Energy Spectrum an additional warrant to purchase 875,000 shares of our common stock at an exercise price of $0.15 per share. On February 19, 2003, we issued such warrant, a copy of which is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Businesses Acquired: NONE

   (b) Pro Forma Financial Information: None

   (c) Exhibits.

               10.1  Letter Agreement dated February 19, 2003

               10.2 Warrant issued to Entergy Spectrum, LP, dated February 19, 2003




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLIS-CHALMERS CORPORATION

                                                By: /s/ Munawar H. Hidayatallah
                                                    ----------------------------
                                                    Munawar H. Hidayatallah
                                                    President, Chief Executive
                                                    Officer and Chairman

Date: February 19, 2003

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Exibit            Description


         10.1     Letter Agreement dated February 19, 2003

         10.2     Warrant issued to Entergy Spectrum, LP, dated February 19,
                  2003